Supplement dated May 1, 2024, to the Updating Summary Prospectus and Prospectus

dated May 1, 2024, for MONY Equity Master variable universal life policies issued by Equitable Financial Life Insurance Company of America

Equitable America Variable Account L

This Supplement amends certain information in your variable universal life policy ("Policy") prospectus (the "Prospectus"). Please read this Supplement carefully and keep it with your Prospectus for future reference. You may obtain a current Prospectus by visiting www.protective.com/productprospectus or by calling (800) 487-6669.

Important Notice Regarding the Share Class Combination of Certain EQ Advisors Trustsm Portfolios

The Board of Trustees of the EQ Advisors Trust (the "Trust") approved the combination of the Class IA shares of the Portfolios listed in the table below with the Portfolio's Class IB shares (the "Combination"). Each Portfolio's Class IA and Class IB shares have identical terms and identical expense ratios. The Combination is expected to occur after the close of business on June 21, 2024 (the "Combination Date").

Portfolio (Class IA to Class IB)

• 1290 VT Socially Responsible Portfolio • EQ/Capital Group Research Portfolio • EQ/Core Bond Index Portfolio

On the Combination Date, after the close of business, your Fund Value in the sub-account invested in the Class IA shares at the time of the Combination will become invested in the sub-account that invests in the corresponding Class IB Portfolio, and the Class IA Portfolio will liquidate, cease operations, and will no longer be available for investment. You may continue to allocate or transfer into or out of the impacted Portfolios until the Combination Date. Unless you instruct us otherwise, any allocation instruction you have on file that includes the Class IA Portfolio will be automatically updated with the corresponding Class IB Portfolio after the Combination Date.

Your rights and obligations under the Policy and your Fund Value will not change as a result of the Combination. The fees and charges under the Policy will not change and there are no tax consequences to you as a result of the Combination.

* * *

As of the Combination Date, this Supplement amends your Prospectus by removing all references to the Class IA Portfolios as investment options under the Policy.

If you have any questions regarding this Supplement or if you wish to receive prospectuses for the Class IB Portfolios, or other Portfolios available under your Policy, you may contact us by writing or calling Protective Life at P.O. Box 1854, Birmingham, AL 35201-1854 or toll free at (800) 487-6669. You may also obtain Class IB Portfolio and other Portfolio prospectuses online at www.protective.com/productprospectus by selecting your Policy then "Investment Options." Please work with your financial representative to determine if your existing allocation instructions should be changed before or after the Combination Date.

UPDATING SUMMARY PROSPECTUS FOR EXISTING INVESTORS Dated May 1, 2024 Equitable America Variable Account L MONY Equity Master Variable Universal Life Insurance Policy	Issued by Equitable Financial Life Insurance Company of America 8501 IBM Drive, Suite 150 Charlotte, NC 28262-4333

This Updating Summary Prospectus describes a variable universal life insurance policy (the "Policy") issued by Equitable Financial Life Insurance Company of America ("we," "us," "our," or the "Company"), but is not itself a Policy. You should read this Updating Summary Prospectus carefully, particularly the section titled Important Information You Should Consider About the Policy.

The prospectus for the MONY Equity Master Variable Universal Life Insurance Policy contains more information about the Policy, including its features, benefits and risks. You can find the prospectus and other information about the Policy online at https://protective.onlineprospectus.net/protective/products. You can also obtain this information at no cost by calling 1-800-487-6669 or by sending an email request to prospectus@protective.com.

Information about certain investment products, including variable life insurance, has been prepared by the SEC staff and is available at Investor.gov.

CONTENTS OF THIS PROSPECTUS

Special Terms	3
Updated Information About Your Policy	3
Important Information You Should Consider About The Policy	3
Appendix A: Portfolios Available Under Your Policy	A-1

Special Terms

"We," "us," "our," or the "Company" Refer to Equitable Financial Life Insurance Company of America. "You", "your" and "Owner" refer to the person(s) who have been issued a Policy.

Fund Charges — The administrative and sales charges incurred by a surrender, lapse or decrease in Specified Amount during the first fourteen years since the Policy was issued or the Specified Amount increased. Collectively, these charges are sometimes referred to as a "surrender charge."

Good Order — Instructions that we receive at the Operations Center within the prescribed time limits, if any, specified in the Policy for the transaction requested. The instructions must be on the appropriate form or in a form satisfactory to us that includes all the information necessary to execute the requested transaction, and must be signed by the individual authorized to make the transaction. To be in Good Order, instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions and we must be able to execute the requisite order(s).

Guaranteed Interest Account — This account is part of the general account of Equitable Financial Life Insurance Company of America. You may allocate all or a part of your net premium payments to this account. This account will credit you with a fixed interest rate (which will not be less than 5%) declared by the Company.

Policy — The variable universal life insurance Policy described in this Updating Summary Prospectus.

Specified Amount — The minimum death benefit for as long as the Policy remains in effect.

UPDATED INFORMATION ABOUT YOUR POLICY

The information in this section of the Updating Summary Prospectus is a summary of certain Policy features that have changed since the prospectus dated May 1, 2023. This may not reflect all of the changes that have occurred since you entered into your Policy.

•  The EQ/T.Rowe Price Growth Stock Portfolio changed the sub-adviser from T. Rowe Price Associates, Inc. to J.P. Morgan Investment Management Inc. and the fund name changed to the EQ/JPMorgan Growth Stock Portfolio.

•  All portfolios of the EQ Premier VIP Trust were reorganized into new portfolios of the EQ Advisors Trust. The portfolio names remained the same.

•  For updated Fund performance and fee information please see the PORTFOLIO APPENDIX.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY

FEES AND EXPENSES
Charges for Early Withdrawals	If you request a partial withdrawal of your Policy, you will be assessed a partial withdrawal fee equal to the lesser of 2% of the amount surrendered or $25.
If you request a full surrender of your Policy within 14 years following your purchase of the Policy (or an increase in your Specified Amount), you will be assessed an Administrative Fund Charge of up to $5 (0.05%) per $1,000 of Specified Amount and a Sales Fund Charge of up to 75% of the lesser of (i) the amount of premiums paid in the first 5 policy years or (ii) the target premium. Collectively, these Fund Charges are referred to as a surrender charge.
For example, if a 35 year old were to surrender their Policy during the first year after the Policy purchase (and the total first year premiums paid were $600 and the Specified Amount is $100,000), then they would be assessed an Administrative Fund Charge of $500 and a Sales Fund Charge of $144 for a total surrender charge of $644.
For more information on early withdrawal charges, please refer to the "Fee Table" and "Charges and Deductions" sections in the prospectus.

FEES AND EXPENSES
Transaction Charges

In addition to surrender charges, you may be subject to other transaction charges, including charges on each premium paid under the Policy, transfer fees, and other special service charges (e.g., wire transfer charges, express mail charges, policy illustration charges, duplicate policy charges, policy history charges, and charges for returned payments).
For more information on transaction charges, please refer to the "Fee Table" and "Charges and Deductions" sections in the prospectus.

Ongoing Fees and Expenses (annual charges)

In addition to surrender charges and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Policy, administration and mortality risks, loan charges, and the cost of optional benefits available under the Policy. Such fees and expenses may be based on characteristics of the insured (e.g., age, sex, risk class and particular health, occupational or vocational risks). You should view the information pages of your Policy for rates applicable to your Policy.
For more information about ongoing fees and expenses, please refer to the "Fee Table" and "Charges and Deductions" sections in the prospectus.
You will also bear expenses associated with the Portfolios available under the Policy, as shown in the following table:

	Annual Fee	Minimum	Maximum
	Portfolio options (Portfolio fees and expenses)	0.27%	1.31%

Portfolio expenses are for the year ended December 31, 2023 and may be based, in part, on estimated amounts of such expenses and may change from year to year. For more information about ongoing fees and expenses associated with the Portfolios, please refer to "Appendix A — Portfolios Available Under Your Policy."

RISKS
Risk of Loss	You may lose money by investing in this Policy. See "Principal Risks of Investing in the Policy" in the prospectus.
Not a Short-Term Investment	The Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Policy is designed to provide benefits on a long-term basis. Consequently, you should not use the Policy as a short-term investment or savings vehicle. Because of the long-term nature of the Policy, you should consider whether purchasing the Policy is consistent with the purpose for which it is being considered.
See "Principal Risks of Investing in the Policy" in the prospectus.

RISKS
Risks Associated with Investment Options	An investment in the Policy is subject to the risk of poor investment performance and can vary depending on the performance of the Portfolios available under the Policy. Each investment option (including the Guaranteed Interest Account) has its own unique risks. You should review the investment options carefully before making an investment decision. Portfolio prospectuses are available at https://protective.onlineprospectus.net/protective/funds/.
For more information on the risks associated with the investment options, please refer to "Principal Risks of Investing in the Policy," "The Guaranteed Interest Account" and "Appendix A — Portfolios Available Under Your Policy" in the prospectus.
Insurance Company Risks	An investment in the Policy is subject to the risks related to the Company, including that any obligations (including under the Guaranteed Interest Account), guarantees, or benefits are subject to the claims-paying ability of the Company. More information about us, including our financial strength ratings is available at https://equitable.com/about-us/financial-strength-ratings.
For more information, see "Principal Risks of Investing in the Policy" in the prospectus.
Policy Lapse	Your Policy could terminate if the value of your Policy becomes too low to support the Policy's monthly charges. This can happen due to insufficient premium payments, poor investment performance, withdrawals, unpaid loans or loan interest. There is a cost associated with reinstating a lapsed Policy. Death Benefits will not be paid if the Policy has lapsed.
For more information about Policy lapse, see "Grace period and lapse" in the prospectus.
RESTRICTIONS
Investments	While you may transfer amounts in the subaccounts (which invest in shares of a corresponding Portfolio) and the Guaranteed Interest Account, certain restrictions and transfer fees apply. Transfers from the Guaranteed Interest Account to the subaccounts will only be permitted in the policy month following a policy anniversary. Transfers are also subject to the excessive trading and market timing policies described in this Prospectus. See "Transferring Your Money Among Our Investment Options" in the prospectus.
We reserve the right to remove or substitute Portfolios as investment options. See "Substitution of investments and right to change operations" in the prospectus.
Optional Benefits	Optional benefits may be subject to additional charges. Some optional benefits are available only at the time your Policy is issued and may not be available for all Owners or Insureds. Some optional benefits are no longer available for new elections. Others are not available in all jurisdictions.
The amount of policy loans you may take is limited. We charge interest on policy loans.
See "Other Benefits Available Under the Policy" in the prospectus.

TAXES
Tax Implications	You should consult with a tax professional to determine the tax implications regarding the purchase, ownership, and use of a Policy (such as in connection with a plan involving covered employees). Withdrawals and surrenders may be subject to income tax and will be taxed at ordinary rates. In addition, withdrawals and surrenders may be subject to an additional tax depending on the circumstances.
For more information about the tax treatment of the Policy, see "Tax Information" in the prospectus.
CONFLICTS OF INTEREST
Investment Professional Compensation	Some investment professionals have and may continue to receive compensation for selling the Policy to investors, which may include commissions, insurance benefits, revenue sharing, bonuses, non-cash compensation such as expense-paid trips and education seminars or merchandise, and compensation from affiliates and third parties. These investment professionals may have a financial incentive to offer or recommend the Policy over another investment.
For more information about compensation received by investment professionals, see "Distributor compensation" in the prospectus.
Exchanges	Some investment professionals may have a financial incentive to offer an investor a new policy in place of the one he or she already owns. You should only exchange your Policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own the existing Policy.
For more information about exchanges of the Policy, see "Overview of the Policy — Right to exchange Policy" and "Tax Information" in the prospectus.

Appendix A — PORTFOLIOS AVAILABLE UNDER YOUR POLICY

The following is a list of Portfolios available under your Policy. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at https://protective.onlineprospectus.net/protective/funds/. You can also request this information at no cost by calling 1-800-487-6669 or by sending an email request to prospectus@protective.com.

The current expenses and performance information below reflects fees and expenses of the Portfolios, but do not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio's past performance is not necessarily an indication of future performance.

Asset Allocation	Portfolio Company — Investment Adviser;	Net Annual Expenses	Average Annual Total Returns (as of 12/31/2023)
Type	Sub-Adviser(s), as applicable	Current Expenses	1 year	5 year	10 year
U.S. Equity	1290 VT Equity Income Portfolio — Class IB — Barrow Hanley Mewhinney & Strauss LLC(1)	0.95%	5.49%	10.25%	7.23%
U.S. Equity	1290 VT GAMCO Small Company Value Portfolio — Class IB — Gamco Asset Management Inc	1.06%	21.04%	12.82%	7.94%
U.S. Equity	1290 VT Socially Responsible Portfolio — Class IA — BlackRock Investment Management, LLC Note: this Portfolio will convert to Class IB on or about June 21, 2024. See Class IB for this Portfolio below.	0.92%	27.52%	15.12%	11.32%
U.S. Equity	1290 VT Socially Responsible Portfolio — Class IB — BlackRock Investment Management, LLC Note: This Portfolio is not available until on or about June 21, 2024.	0.92%	27.50%	15.12%	11.32%
U.S. Equity	BNY Mellon Stock Index Fund, Inc. — Initial Shares — Mellon Investments Corporation	0.27%	25.93%	15.38%	11.75%
Allocation	EQ/Aggressive Allocation Portfolio — Class B(2)	1.18%	18.37%	10.23%	7.07%
Allocation	EQ/All Asset Growth Allocation Portfolio — Class IB(1)	1.25%	14.15%	7.70%	5.27%
U.S. Equity	EQ/Capital Group Research Portfolio — Class IA — Capital International Inc(1) Note: this Portfolio will convert to Class IB on or about June 21, 2024. See Class IB for this Portfolio below.	0.97%	22.98%	14.97%	11.34%
U.S. Equity	EQ/Capital Group Research Portfolio — Class IB — Capital International Inc(1)	0.97%	22.98%	14.97%	11.34%
Allocation	EQ/Conservative Allocation Portfolio — Class B(1)(2)	1.00%	8.02%	2.60%	2.15%
Allocation	EQ/Conservative-Plus Allocation Portfolio — Class B(2)	0.85%	10.86%	4.76%	3.57%

Asset Allocation	Portfolio Company — Investment Adviser;	Net Annual Expenses	Average Annual Total Returns (as of 12/31/2023)
Type	Sub-Adviser(s), as applicable	Current Expenses	1 year	5 year	10 year
Taxable Bond	EQ/Core Bond Index Portfolio — Class IA — SSGA Funds Management Inc(1) Note: this Portfolio will convert to Class IB on or about June 21, 2024. See Class IB for this Portfolio below.	0.64%	4.63%	1.05%	1.12%
Taxable Bond	EQ/Core Bond Index Portfolio — Class IB — SSGA Funds Management Inc Note: This Portfolio is not available until on or about June 21, 2024.	0.64%	4.51%	1.02%	1.11%
Taxable Bond	EQ/Intermediate Government Bond Portfolio — Class IA — SSGA Funds Management Inc(1)	0.64%	3.85%	0.39%	0.56%
U.S. Equity	EQ/JP Morgan Growth Stock Portfolio — Class IB — J.P. Morgan Investment Management Inc.(1) (formerly, EQ/T. Rowe Price Growth Stock Portfolio)	0.96%	46.33%	12.84%	11.28%
U.S. Equity	EQ/Large Cap Growth Managed Volatility Portfolio — Class IB(2)	0.88%	38.97%	16.20%	12.47%
U.S. Equity	EQ/Loomis Sayles Growth Portfolio — Class IB(1)	1.05%	43.89%	15.66%	13.24%
International Equity	EQ/MFS International Growth Portfolio — Class IB — Massachusetts Financial Services Company(1)	1.10%	14.52%	9.28%	6.12%
Allocation	EQ/Moderate Allocation Portfolio — Class IB(2)	1.11%	12.31%	5.76%	4.17%
Allocation	EQ/Moderate-Plus Allocation Portfolio — Class IB(2)	1.13%	15.36%	8.10%	5.67%
Money Market	EQ/Money Market Portfolio — Class IA — Dreyfus	0.69%	4.47%	1.48%	0.91%
U.S. Equity	EQ/Morgan Stanley Small Cap Growth Portfolio — Class IB — BlackRock Investment Management, LLC; Morgan Stanley Investment Management, Inc.(1)	1.15%	34.45%	15.17%	—
Taxable Bond	EQ/Quality Bond PLUS Portfolio — Class IB — Pacific Investment Management Company, LLC; AllianceBernstein L.P.	0.86%	4.35%	0.51%	0.84%
U.S. Equity	Fidelity® VIP Contrafund® Portfolio — Service Class — FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd	0.66%	33.34%	16.54%	11.50%
Allocation	Janus Henderson VIT Balanced Portfolio — Institutional Shares	0.62%	15.41%	9.64%	7.99%

Asset Allocation	Portfolio Company — Investment Adviser;	Net Annual Expenses	Average Annual Total Returns (as of 12/31/2023)
Type	Sub-Adviser(s), as applicable	Current Expenses	1 year	5 year	10 year
U.S. Equity	Janus Henderson VIT Enterprise Portfolio — Institutional Shares	0.72%	18.07%	13.42%	12.10%
U.S. Equity	Janus Henderson VIT Forty Portfolio — Institutional Shares	0.55%	39.96%	16.92%	13.73%
International Equity	Janus Henderson VIT Global Research Portfolio — Institutional Shares	0.61%	26.78%	13.33%	9.01%

(1)  These Portfolios and their investment advisers have entered into contractual fee waivers or expense reimbursement arrangements. These temporary fee reductions are reflected in their annual expenses. Those contractual arrangements are designed to reduce total annual Portfolio operating expenses for Contract Owners.

(2)  This Portfolio utilizes a volatility management strategy as part of its investment objective and/or principal investment strategy. See "The Portfolios" for information on how volatility management strategies may impact your Fund Value and any enhanced death benefit.

This Updating Summary Prospectus incorporates by reference the MONY Equity Master Variable Universal Life Insurance Policy's prospectus and statement of additional information (SAI), both dated May 1, 2024, as amended or supplemented. The SAI may be obtained, free of charge, in the same manner as the prospectus.

EDGAR Contract Identifier: C000032282